UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LOTTERY.COM INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LOTTERY.COM INC.

5049 Edwards ranch rd., 4th floor

fort worth, TX 76109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2025 AT [●] a.m. Central TIME

Dear Stockholders of Lottery.com Inc.:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Lottery.com Inc., a Delaware corporation (the “Company”). The meeting will be held on [●], 2025 at [●] a.m. Central Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted only via a live audio webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting https://[●]. To participate in the Annual Meeting, you will need to register to attend the meeting by [●] p.m., Central time, on [●], 2025 using the control number located on the Notice of Internet Availability of Proxy Materials for the Annual Meeting, or if you received paper copies, your proxy card or voting instruction form. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.	To approve an amendment of the Company’s Articles of Incorporation (as amended and restated) and restated certificate of incorporation to change the Company’s name from “Lottery.com Inc.” to “SEGG Media Corporation”;

2.	To elect one nominee for Class III director named in the accompanying proxy statement to serve until the 2028 annual meeting of stockholders and until their successor is duly elected and qualified;

3.	To ratify the appointment by the audit committee of our board of directors of Boladale Lawal & Co. as our independent registered public accounting firm for the year ending December 31, 2025 and quarterly Reviews of our financial statements for 2026;

4.	To approve the potential issuance of shares of our common stock, par value $0.001 per share (the “common stock”) and warrants to purchase shares of our common stock (the “warrants”) that may result in a change of control of the Company and in an amount that, in certain circumstances, may be equal to or exceed 20% of our common stock outstanding for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d) (the “Nasdaq Exchange Cap Proposal”);

5.

To approve, if required, one or more amendments to the Company’s Articles of Incorporation (as amended and restated from time to time) and to authorize the Company’s Board of Directors to effect one or more forward stock splits of our common stock (“Forward Stock Splits”, each a “Forward Stock Split”), par value $0.001 per share (the “Common Stock”) at a ratio in the range of [●]-for-one to [●]-for-one of our Common Stock, with the number of Forward Stock Splits and the exact ratio of each Forward Stock Split to be determined at the discretion of the Company’s Board of Directors and with each such Forward Stock Split to be effected at such time and date, if at all, as determined by the Company’s Board of Directors at its sole discretion (the “Forward Stock Split(s) Proposal”);

6.	To approve, if required, one or more amendments to the Company’s Articles of Incorporation (as amended and restated from time to time) and to authorize the Company’s Board of Directors to effect one or more reverse stock splits of our common stock (“Reverse Stock Splits”, each a “Reverse Stock Split”), par value $0.001 per share (the “Common Stock”) at a ratio in the range of one-for-[●] to one-for-[●] of our Common Stock, with the number of Reverse Stock Splits and the exact ratio of each Reverse Stock Split to be determined at the discretion of the Company’s Board of Directors and with each such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Company’s Board of Directors at its sole discretion (the “Reverse Stock Split(s) Proposal”);

7.	To approve an amendment to the Company’s 2021 Incentive Plan to increase the number of shares reserved for issuance thereunder to 3,750,000 shares (the “Incentive Plan Amendment Proposal”).

Post–Reverse Split Share Count.

The proposed 3,750,000-share reserve reflects the number of shares available under the Incentive Plan after giving effect to all reverse stock splits previously implemented by the Company. This figure constitutes the post-split share limit for the Plan and will not be increased or adjusted upward to account for any pre-split share equivalencies.

8.	To approve, on an advisory basis, a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split Proposal; and

9.	To transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The record date for the Annual Meeting is December [●], 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Additional details regarding access to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on [●], 2025 at [●] a.m. Central Time online at https://[●].

The proxy statement and 2024 annual report to stockholders

are available at www.proxyvote.com

By Order of the Board of Directors,

Marc Bircham Chairman of the Board [●], 2025

All stockholders are cordially invited to attend the Annual Meeting, which will be held virtually via the Internet. Whether or not you expect to attend the Annual Meeting, please vote over the telephone or the internet as instructed in these materials, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you may need to obtain a proxy issued in your name from that record holder. Please contact your broker, bank or other nominee for information about specific requirements if you would like to vote your shares at the meeting.

LOTTERY.COM INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT [●] a.m. Central TIME ON [●], 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors of Lottery.com Inc. (the “Board”) is soliciting your proxy to vote at Lottery.com’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof, to be held via a live audio webcast on [●], 2025 at [●] a.m. Central Time. The Annual Meeting can be accessed virtually by visiting https://[●] where you will be able to listen to the meeting live, submit questions and vote online.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The proxy materials, including this Proxy Statement and our Amended Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”), are being distributed and made available on or about [●], 2025. As used in this Proxy Statement, references to “we,” “us,” “our,” “Lottery.com” and the “Company” refer to Lottery.com Inc. and its subsidiaries.

Why did I receive a Notice of Internet Availability of Proxy Materials regarding the availability of proxy materials on the internet instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about [●], 2025 to all stockholders of record entitled to vote at the Annual Meeting.

When and where is the Annual Meeting?

The Annual Meeting will be held virtually on December, [●], 2025, at [●] a.m. Central Time, via live audio webcast on the Internet. You may attend, vote and ask questions at the Annual Meeting by following the instructions provided on the Notice to log into https://[●]. The Annual Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You will not be able to attend the Annual Meeting physically in person. You are entitled to attend the Annual Meeting if you were a stockholder of record as of December [●], 2025 (the “Record Date”).

The audio webcast of the Annual Meeting will begin promptly at [●] a.m. Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at [●] a.m. Central Time, and you should allow reasonable time for the check-in procedures. Information on how to vote online during the Annual Meeting is discussed below.

How can I attend and vote at the Annual Meeting?

To be admitted into the virtual Annual Meeting, you must register by going to https://[●]. You may gain access in the following ways, depending on how your shares are held. For more information, see “What is the difference between a record holder and holding shares of Common Stock in street name?” below.

●	Stockholders of record. A stockholder deemed to be a “record holder” as of the Record Date must enter the control number found on their proxy card, voting instruction form or Notice that they previously received. Once registered, such stockholders will receive a confirmation email that they have successfully requested to join the Annual Meeting.

●	Stockholders holding their shares in “street name.” A stockholder holding their shares in “street name,” or through a broker, bank or other nominee, must obtain a legal proxy reflecting the number of shares of Common Stock that they held as of the Record Date, along with their name, email address, and a request for registration to: Continental Stock Transfer & Trust Company: by email to proxy@continentalstock.com, or by mail to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York, 10004. Requests for registration must be labeled as “Legal Proxy” and be received by Continental Stock Transfer & Trust Company no later than [●] p.m. New York City Time on [●], 2025.

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Why is the Company holding the Annual Meeting virtually?

We are holding the Annual Meeting online and providing internet voting to facilitate stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world, with procedures designed to ensure the authenticity and correctness of your voting instructions. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location. Lottery.com stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person Annual Meeting.

Where can I get technical assistance?

If you have difficulty accessing the Annual Meeting, please call the phone number listed at https://[●].

How do I ask a question at the Annual Meeting?

As part of the Annual Meeting, we will hold a question and answer session during which we intend to answer questions submitted prior to the meeting in accordance with the rules of conduct posted on the meeting website, as time permits. Only stockholders of record as of the Record Date who have registered in advance to attend the Annual Meeting may submit questions prior to the meeting that may be addressed during the Annual Meeting. If you would like to submit a question, you may do so when you register to attend the Annual Meeting at https://[●] using the control number provided in the Notice and typing your question in the appropriate box in the registration form.

In accordance with the rules of conduct, we ask that you limit your questions to one brief question that is relevant to the Annual Meeting and that such questions are respectful of your fellow stockholders and meeting participants. Questions and answers may be grouped by topic, and substantially similar questions may be grouped and answered once. In addition, questions may be ruled as out of order if they are, among other things, irrelevant to the business to be conducted at the Annual Meeting, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the stockholder’s own personal, political or business interests.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were [●] shares of common stock outstanding and entitled to vote.

What matters am I being asked to vote on?

There are eight matters scheduled for a vote:

1.	To approve an amendment of the Company’s Articles of Incorporation (as amended and restated) and restated certificate of incorporation to change the Company’s name from “Lottery.com Inc.” to “SEGG Media Corporation”;

2.	To elect one nominee for Class III director named in the accompanying proxy statement to serve until the 2028 annual meeting of stockholders and until their successor is duly elected and qualified;

3.	To ratify the appointment by the audit committee of our board of directors of Boladale Lawal & Co. as our independent registered public accounting firm for the year ending December 31, 2025 and quarterly Reviews of our financial statements for 2026;

4.	To approve the potential issuance of shares of our common stock, par value $0.001 per share (the “common stock”) and warrants to purchase shares of our common stock (the “warrants”) that may result in a change of control of the Company and in an amount that, in certain circumstances, may be equal to or exceed 20% of our common stock outstanding for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d) (the “Nasdaq Exchange Cap Proposal”);

5.	To approve, if required, one or more amendments to the Company’s Articles of Incorporation (as amended and restated from time to time) and to authorize the Company’s Board of Directors to effect one or more forward stock splits of our common stock (“Forward Stock Splits”, each a “Forward Stock Split”), par value $0.001 per share (the “Common Stock”) at a ratio in the range of [●]-for-one to [●]-for-one of our Common Stock, with the number of Forward Stock Splits and the exact ratio of each Forward Stock Split to be determined at the discretion of the Company’s Board of Directors and with each such Forward Stock Split to be effected at such time and date, if at all, as determined by the Company’s Board of Directors at its sole discretion (the “Forward Stock Split(s) Proposal”);

6.	To approve, if required, one or more amendments to the Company’s Articles of Incorporation (as amended and restated from time to time) and to authorize the Company’s Board of Directors to effect one or more reverse stock splits of our common stock (“Reverse Stock Splits”, each a “Reverse Stock Split”), par value $0.001 per share (the “Common Stock”) at a ratio in the range of one-for-[●] to one-for-[●] of our Common Stock, with the number of Reverse Stock Splits and the exact ratio of each Reverse Stock Split to be determined at the discretion of the Company’s Board of Directors and with each such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Company’s Board of Directors at its sole discretion (the “Reverse Stock Split(s) Proposal”);

7.	To approve an amendment to the Company’s 2021 Incentive Plan to increase the number of shares reserved for issuance thereunder to 3,750,000 shares (the “Incentive Plan Amendment Proposal”).

Post–Reverse Split Share Count.

The proposed 3,750,000-share reserve reflects the number of shares available under the Incentive Plan after giving effect to all reverse stock splits previously implemented by the Company. This figure constitutes the post-split share limit for the Plan and will not be increased or adjusted upward to account for any pre-split share equivalencies.

8.	To approve, on an advisory basis, a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split Proposal; and

9.	To transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

2

How does the Board recommend that I vote?

The Board recommends that you vote your shares of our Common Stock:

●	“FOR” the name change of the Company;

●	“FOR” the Class III director nominee named in this Proxy Statement;

●	“FOR” the ratification of the appointment of Boladale as our independent registered public accounting firm;

●	“FOR” the Nasdaq Exchange Cap Proposal detailed in this Proxy Statement;

●	“FOR” the approval of the Forward Stock Split(s) Proposal;

●	“FOR” the approval of the Reverse Stock Split(s) Proposal;

●	“FOR” the approval of the Incentive Plan Amendment; and

●	“FOR” the approval, on an advisory basis, of the Adjournment Proposal.

How do I vote my shares without attending the Annual Meeting?

Stockholders of record. You may vote by granting a proxy in the following ways:

●	By Internet: go to https://[●] and follow the on-screen instructions. You will need the Notice or proxy card in order to vote by Internet.

●	By Mail: request a proxy card from us and indicate your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, indicate your name and title or capacity.

Stockholders with shares held in street name. You may vote by submitting voting instructions to their bank, broker or other nominee. In most instances, such stockholders will be able to do this on the Internet or by mail as indicated above. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

Internet voting facilities will close at [●] p.m., Eastern Time, on [●], 2025 for the voting of shares held by stockholders of record or held in street name.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than [●] p.m., Eastern Time, on December [●], 2025.

What is the difference between being a record holder and holding shares of Common Stock in street name?

A record holder holds shares in its name through Lottery.com’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”). A “beneficial owner,” or a person or entity that holds their or its shares in “street name,” holds shares in the name of a bank, broker or other nominee on that person or entity’s behalf.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of [●], 2025.

3

What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation(1)	Impact of Broker Non-Votes	Impact of Abstain Vote
Proposal 1 — Name Change Proposal	Majority of votes for total number of issued and outstanding shares	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact

Proposal 2 — Director Nominee Proposal	Majority of votes cast	“FOR” “WITHHOLD”	“FOR”	No impact	No impact

Proposal 3 — Auditor Ratification Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No broker non-votes (uninstructed shares may be voted in broker’s discretion)	No impact

Proposal 4 — Nasdaq Exchange Cap Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact

Proposal 5 — Forward Stock Split Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact

Proposal 6 — Reverse Stock Split Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact

Proposal 7 — Incentive Plan Amendment Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact

Proposal 8 — Adjournment Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact

(1)	If you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Can I revoke my proxy or change my vote after I submit my proxy?

Yes, you may revoke or change your vote after submitting your proxy card.

Stockholders of record. Whether you have voted by Internet or mail, you may revoke your proxy or change your vote at any time before it is actually voted. A record holder may revoke their or its proxy by:

●	signing and delivering another proxy with a later date that is received no later than 5:30 p.m., Eastern Time, on December [●], 2025;

●	voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on December [●], 2025;

●	sending a written statement to that effect to the Company’s Chief Compliance Manager at compliance@lottery.com, provided that such statement is received no later than 5:30 p.m., Eastern Time, on December [●], 2025; or

●	voting at the Annual Meeting.

Stockholders with shares held in street name. If you wish to revoke your proxy or vote at the Annual Meeting, you must follow the instructions provided to you by your bank, broker or other record holder and/or obtain from the record holder a proxy issued in your name. Your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.

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Who will count the votes?

The Company’s transfer agent, Continental, will tabulate and certify the votes. A representative of the transfer agent may serve as an inspector of election.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by email, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We have also retained [●]as our “proxy solicitor” to assist in the solicitation of proxies. For these proxy solicitation services, [●] will receive an estimated fee of approximately $[●] plus reasonable out-of-pocket expenses and fees for any additional services. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the voting power of the outstanding shares entitled to vote are present in person, by remote communication, or represented by proxy at the meeting. On the Record Date, there were [●] shares outstanding and entitled to vote. Thus, the holders of [●] shares must be present by remote communication at the meeting or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote by telephone, online or at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the voting power of the shares present by remote communication at the meeting or represented by proxy and entitled to vote may adjourn the meeting to another date.

Will a list of record stockholders as of the Record Date be available?

A list of our record stockholders as of the close of business on the Record Date will be made available to stockholders for the ten days ending the day prior to the Annual Meeting. The list will be available for examination by any stockholder of record for any purpose germane to the Annual Meeting at our corporate headquarters by appointment only during normal business hours.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the person(s) named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

5

PROPOSAL NO. 1

Company name change

PROPOSAL 1

THE APPROVAL, RATIFICATION AND VALIDATION OF AN AMENDMENT TO THE COMPANY’S

ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S LEGAL NAME FROM

“LOTTERY.COM INC.” TO “SEGG MEDIA CORPORATION”

General

Our Board has approved, and is recommending that our stockholders approve, proposed amendments to our Certificate of Incorporation to change to Company’s legal name from “Lottery.com Inc.” to “SEGG Media Corporation” (“SEGG” which stands for Sports, Entertainment, Gaming, Global), with a new ticker symbol SEGG, marking a significant transformation aimed at further distancing the Company from legacy challenges related to prior management and focusing on the Company’s broader business verticals in the areas of sports, entertainment and ethical gaming. Since the Company intends to operate at least three main verticals: sports with its Sports.com domain name asset, entertainment with its Concerts.com and TicketStub.com domain name assets, and ethical gaming with its Lottery.com domain name asset. The proposed name change of the Company reflects a shift from being solely a lottery-focused enterprise to a diversified “sports, entertainment, and gaming” global company. Under SEGG Media Corporation, the business is organized into three verticals: Sports.com (fan-centric sports content, streaming, esports, football and motorsports, etc.), Concerts.com and TicketStub.com (entertainment, live events, music media, fan engagement), and Lottery.com (ethical gaming, lotteries, iGaming, sweepstakes, etc.). The legal name change is not merely a rebrand, but is moreover a signal to investors and the market that the Company has reset and repositioned itself for growth under a broader three vertical strategy, stricter corporate governance and complete transparency. With a more diversified scope in sports, entertainment and gaming, SEGG Media Corporation aims to appeal to a wider global audience, potentially unlocking new revenue streams with overlapping these three vertical (sports + entertainment + gaming) whenever possible, rather than remain pigeon-holed as just a lottery platform.

OUR BOARD RECOMMENDS A VOTE “FOR” THE NAME CHANGE PROPOSAL.

PROPOSAL NO. 2

ELECTION OF CLASS III DIRECTOR

Under our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”), the Board is divided into three classes. Only one class of directors is elected in each year and each class serves a three-year term. The term length of each Class is, for the Class III director, a term that expires at this Annual Meeting; for the Class I director, a term that expires at the Company’s 2026 annual meeting of stockholders; and, for Class II director, a term that expires at the Company’s 2027 annual meeting of stockholders.

There are currently six directors serving on the Board. The Board has considered and nominated the following Class III director nominee, for a three-year term expiring at the Company’s 2028 annual meeting of stockholders: Tamer Hassan. Action will be taken at the Annual Meeting for the election of this director nominee. The Board has opted to reduce the number of directors serving on the Board to five.

It is intended that the proxies delivered pursuant to this solicitation will be voted by the proxy holders in favor of the election of Mr. Hassan except where proxies bear contrary instructions. In the event that the director nominee should become unavailable for election due to any presently unforeseen reason, the proxy holders will have the right to use their discretion to vote for a substitute.

NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS IN 2025

The following information describes the offices held and other business directorships of the director nominee. Information regarding each nominee’s beneficial ownership of equity securities is shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Tamer T. Hassan, 57, is a former boxer and worked in football management before becoming a British actor with a slate of over 60 films. He is best known for his role as the leader of the Millwall firm, opposite Danny Dyer, in “The Football Factory” (2004), “Layer Cake (2004) opposite Daniel Craig, “Batman Begins” (2005), “The Business” (2005), and “Game of Thrones” (2016). Mr. Hasan has recently completed filming for “The Witcher” (Season 2) on Netflix with Henry Cavill. He also remains involved with creative content and participates in voice-over roles. Mr. Hassan’s entrepreneurial skills have led him to participate in large-scale projects in entertainment, sports & leisure, and hospitality. He has a passion for supporting emerging acting talent in Cyprus and is the founder of The Tamer Hassan Academy for Acting.

We believe that Mr. Hassan is well-qualified to serve as a director of our Board because of his extensive business experience.

Directors are elected by a plurality of the votes cast for the election of each director at the Annual Meeting.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE NAMED ABOVE.

6

Continuing Members of the Board of Directors following the Annual Meeting:

In addition to the director nominated for election at the Annual Meeting, the following directors currently serve on our Board:

Class I, with a term expiring at the 2026 Annual Meeting of Stockholders:

Christopher Gooding, 67, brings decades as a partner at respected English, US and Canadian law firms, predominantly within the heart of London’s financial district. He also held from 1999 to 2009 an advisory Board position of US Issuer of 144A funds - the Sovereign Trade Corporation, New York and supervised the triple rating of its 144A funds. His professional journey began at Clifford Turner in London and Dubai, advancing to a 15-year tenure at Clyde & Co. A consummate legal strategist in the area of political and commercial risk, he also served as a partner at LeBoeuf Lamb Greene & MacRae and Howard Kennedy, Fasken Martineau and CMS. Since 2022, he has held the position of Consultant at Crowell and Morsing LLP London.

We believe that Mr. Gooding is well-qualified to serve as a director of our Board because of his extensive legal knowledge and commercial risk experience.

Warren Macal, 49, is the Managing Director at Prosperity Investment Management (“PIM”) and the head of its PIM Motorsport Investment Division. He has brought more than 15 years of extensive experience in wealth management and strategic financial planning to the Company. Specializing in the financial needs of high-net-worth individuals and professional athletes, particularly in the motorsports arena, his expertise will be invaluable as Lottery.com Inc. continues to expand its global reach and product offerings and develops its Sports.com brand.

We believe that Mr. Macal is well-qualified to serve as a director of our Board because of his business and strategic financial planning experience.

Class II, with a term expiring at the 2027 Annual Meeting of Stockholders:

Paul S. Jordan, 65, is a motorsport commercial specialist with extensive international sponsorship, acquisitions and communication skills and experience. With an active career in motorsport that spans more than four decades, Mr. Jordan has held senior positions with the world’s top Formula One Teams and some of most recognizable motorsport brands such as Renault Formula One, Jordan Grand Prix, British American Racing Honda and Minardi Formula One. He Was the “Founding Partner” for the “One Make” Racing car series “Grand Prix Masters” with Ex Formula One World Champions, Nigel Mansell, Emerson Fittipladi, Derick Warwick, and Alain Prost. He currently holds consultancy roles with both the Romanian and Cypriot Governments working with their respective Tourism Departments to promote tourism through both Motorsport sponsorship and activation programs. He also continues to consult for M-Sport Ford World Rally Team – Saudi Motorsport as its Head of Motorsport Strategy (KSA Government Organization).

We believe that Mr. Jordan is well-qualified to serve as a director of our Board because of his diverse experience as an entrepreneur.

Marc Bircham, 47, is a seasoned executive, entrepreneur, and former international footballer with a dynamic career that spans professional sports, business development, and strategic leadership. Widely known as a Queens Park Rangers icon, Marc earned 21 caps for Canada and played over 300 games at the professional level. Beyond the pitch, he has built a respected reputation as a forward-thinking leader with deep commercial insight. As Director of Sports.com, Marc has spearheaded international growth, led complex acquisition projects, and forged high-value partnerships across the sports and entertainment industries. Bircham brings not only his global network and football expertise, but also a proven track record in entrepreneurial execution and board-level strategy.

We believe that Mr. Bircham is well-qualified to serve as a director of our Board because of his diverse experience as an entrepreneur and professional athlete and coach.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Overview

The Board directs and oversees the management of the business and affairs of the Company and carries out its oversight responsibilities through meetings and actions of the Board and its two standing committees: the Audit Committee of the Board (the “Audit Committee”) and the Compensation Committee of the Board (the “Compensation Committee”).

Director Independence and Independence Determinations

The Board has established guidelines (the “Corporate Governance Guidelines”) to assist it in making independence determinations for each director of our Board. The Corporate Governance Guidelines define an “independent director” to align with the definition provided under the corporate governance requirements of the Nasdaq Stock Market LLC (collectively, the “Nasdaq Rules”). Under Nasdaq Rule 5605(a)(2), a director is not independent unless the Board affirmatively determines that they do not have a direct or indirect relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of the Company. Directors who serve on the Audit Committee and Compensation Committee are subject to the additional independence requirements under applicable SEC rules and Nasdaq Rules.

It is the policy of the Board to make affirmative independence determinations for all directors at least annually in connection with the preparation of the Company’s proxy statement. In making independence determinations, the Board will broadly consider all relevant facts and circumstances in addition to the requirements of Nasdaq Rule 5605(a)(2).

The Board undertook its annual review of director independence. As a result of this review, the Board affirmatively determined that Messrs. Jordan, Gooding, Hassan and Macal are independent within the meaning of the Nasdaq Rules, including with respect to their respective committee service. The Board has determined that each member of the Audit Committee is “independent” for purposes of service on the Audit Committee in accordance with Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each member of the Compensation Committee is “independent” for purposes of service on the Compensation Committee in accordance with Section 10C(a)(3) of the Exchange Act.

Board Structure

The Board retains the flexibility to determine whether the roles of Chairperson and CEO should be combined or separated, based on what the Board believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interests of the Company and that a one-size-fits-all approach to corporate governance, with a mandated independent Chairperson, would not result in better governance or oversight. Accordingly, the Board may sometime combine these roles and other times separate them.

Currently, Marc Bircham serves as Chairperson and Robert Stublefield as Interim CEO.

Executive Sessions

We currently have employee directors serving on the Board and therefore hold executive sessions.

Board Committees and Meetings

The following table summarizes the current membership of each of the standing committees of the Board.

	Audit Committee	Compensation Committee	Nominating/Governance Committee
Matthew McGahan^
Paul S. Jordan*#	X (Chair)	X	X
Tamer T. Hassan*#	X	X (Chair)	X (Chair)
Christopher Gooding*+	X	X	X
Warren Macal*~
Marc Bircham^^

*	Independent director
^	Appointed in October 2022
#	Appointed in July 2023
+	Appointed in August 2023
~	Appointed in April 2024
^^	Appointed in May 2025

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During the fiscal year ended December 31, 2024, our Board, Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee held approximately 8, 3, 5 and 1 meetings, respectively.

Our Corporate Governance Guidelines provide that all directors are expected to make best efforts to attend all meetings of the Board, meetings of the committees of which they are members and the annual meeting of stockholders.

Audit Committee. All members of the Audit Committee are “independent” in accordance with the Nasdaq Rules and rules of the U.S. Securities and Exchange Commission (the “SEC”) applicable to boards of directors in general and audit committee members in particular. The Board has determined that each member of the Audit Committee is “financially literate” within the meaning of the Nasdaq Rules because each member is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the Board has determined that Mr. Jordan qualifies as an “audit committee financial expert” as defined by Item 407(d) of Regulation S-K, and therefore, also satisfies the “financial sophistication” requirement in accordance with Nasdaq Rule 5605(c)(2)(A). The Board reached its conclusion as to Mr. Jordan’s qualifications based on, among other things, his background in financial services and accounting, and experience on the audit committees of public, private and investment companies.

The duties and responsibilities of the Audit Committee include:

●	those duties and responsibilities delegated to it by the Board, including overseeing our financial reporting policies, our internal controls, and our compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes;

●	being directly responsible for the appointment, retention, replacement and oversight of our independent registered public accounting firm and reviewing and evaluating its qualifications, performance and independence;

●	pre-approving the audit and non-audit services and the payment of compensation to the independent registered public accounting firm;

●	reviewing reports from, and material written communications between, management and the independent registered public accounting firm, including with respect to issues as to the adequacy of the Company’s internal controls;

●	reviewing and approving any related person transaction that is required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the SEC and prior to our entering into such transaction;

●	reviewing and discussing with management and the independent registered public accounting firm our guidelines and policies with respect to risk assessment and risk management; and

●	reviewing the Audit Committee Charter and the Audit Committee’s performance at least annually.

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With respect to our reporting and disclosure matters, the Audit Committee is also responsible for reviewing and discussing with the independent registered public accounting firm and management our annual audited financial statements and our quarterly financial statements prior to their inclusion in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or other publicly disseminated materials in accordance with the applicable SEC rules and regulations.

The Audit Committee operates pursuant to a charter adopted by the Board.

Compensation Committee. All members of the Compensation Committee are “independent” in accordance with the Nasdaq Rules and SEC rules applicable to boards of directors in general and compensation committees in particular. In addition, at least two members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee is responsible for reviewing and overseeing our compensation policies and practices, and meets regularly throughout the year to review and discuss, among other items, our compensation philosophy, changes in compensation governance, and compliance rules and best practices. With respect to executive compensation, the Compensation Committee:

●	annually reviews and approves corporate goals and objectives relevant to the compensation of our CEO and other executive officers;

●	evaluates, as a committee or together with the other independent directors (as directed by the Board), the performance of our CEO and other executive officers in light of such corporate goals and objectives, as well as their individual achievements;

●	approves and recommends to our Board for approval of the compensation of our CEO and other executive officers based on this evaluation; and

●	periodically reviews and approves of all elements of our CEO’s and other executive officers’ compensation, including cash-based and equity-based awards and opportunities, as well as any employment agreements and severance agreements, change in control agreements and special or supplemental compensation and benefits.

Additional duties and responsibilities of the Compensation Committee include:

●	establishing and reviewing the objectives of our basic compensation policies;

●	making recommendations to our Board with respect to the adoption, amendment, termination or replacement of equity-based compensation or non-equity-based incentive compensation plans maintained by the Company;

●	establishing and periodically reviewing policies regarding senior management perquisites and expense accounts;

●	reviewing our regulatory compliance with respect to compensation matters, including SEC rules and regulations regarding stockholder approval of certain executive compensation; and

●	assessing at least annually the independence of any compensation consultant, legal counsel or other adviser to the Compensation Committee.

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Nominating and Corporate Governance Committee. Responsible for identifying, evaluating, and recommending qualified individuals for election or appointment to the Board of Directors. In carrying out this function, the Committee considers a variety of factors, including a candidate’s integrity, independence, professional experience, leadership capabilities, and ability to contribute to the Board’s oversight responsibilities. The Committee also reviews the composition of the Board as a whole to ensure an appropriate balance of skills, qualifications, and diversity necessary to support the Company’s strategic direction.

The Committee is charged with assessing the independence of all directors and director nominees in accordance with applicable SEC and stock exchange rules. It conducts annual evaluations of the Board and each of its committees to assess effectiveness, identify areas for improvement, and ensure that the Board continues to operate in a manner that best serves the interests of shareholders.

In addition, the Nominating and Corporate Governance Committee oversees the Company’s corporate governance framework, including the periodic review of governance guidelines, Board committee charters, and the Company’s code of conduct. The Committee also plays a key role in succession planning for the Board and senior leadership, working to ensure continuity and long-term organizational stability.

The Committee reviews and considers shareholder proposals related to governance matters and provides recommendations to the full Board regarding the Company’s response. The Committee also oversees director onboarding and continuing education programs to ensure that Board members remain informed about the Company, its industry, and evolving governance practices.

The Committee will evaluate director candidates recommended by stockholders in the same manner in which the Board evaluates any other director candidate. Any such recommendation should be submitted to the Company’s Compliance Officer in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Compliance Officer, 5049 Edwards Ranch Rd., 4th Floor, Fort Worth, TX 76109, or by email at compliance@lottery.com. All recommendations for nomination received by the Compliance Officer that satisfy the requirements under the Bylaws relating to such director nominations will be presented to the Committee for its consideration. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in the Bylaws. These requirements are also described under the section entitled “Stockholder Proposals for the 2025 Annual Meeting of Stockholders.”

Board Diversity Matrix

The following Board Diversity Matrix provides the self-identified personal characteristics for our Board:

Board Diversity Matrix (as of December 9, 2025)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	6	—	—
Part II: Demographic Background			—	—
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	1	—	—
Did Not Disclose Demographic Background	—	—	—

Code of Business Conduct and Ethics and Corporate Governance Guidelines

Corporate Governance Guidelines. To further our commitment to sound governance, our Board has adopted the Corporate Governance Guidelines to ensure that the necessary policies and procedures are in place to facilitate the Board’s review and make decisions with respect to the Company’s business operations that are independent from management. The Corporate Governance Guidelines set forth the practices regarding Board and committee composition, selection and performance evaluations; Board meetings; director qualifications and expectations, including with respect to continuing education obligations; and management succession planning, including for the CEO.

Code of Business Conduct and Ethics. We maintain a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our directors, officers and employees, including our Chairperson and CEO, CFO and other members of management. The Code of Conduct sets forth standards of ethical business conduct, including conflicts of interest, compliance with applicable laws, rules and regulations, timely and truthful disclosure, protection and proper use of our assets and reporting mechanisms for illegal or unethical behavior. The Code of Conduct also satisfies the requirements for a code of ethics as defined by Item 406 of Regulation S-K promulgated by the SEC. If the Company ever were to amend or waive any provision of the Code of Conduct and that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on its website set forth above rather than by filing a Current Report on Form 8-K. Amendments to the Code of Conduct must be approved by our Board and will be promptly disclosed (other than technical, administrative or non-substantive changes) on our website.

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Stockholder Communications with the Board

Stockholders may communicate with our Board, or to specific individual directors of the Board, including the Chairperson of the Board, chairperson of the Audit or Compensation Committees, or to the independent directors as a group, by addressing such communications to the Compliance Manager, and delivering electronically at compliance@lottery.com. The Compliance Manager will forward such communications upon receipt as appropriate.

Hedging and Pledging Policy

Pursuant to the Company’s Compliance with United States Federal Securities Laws Regarding Insider Trading: Security Trading Policy (the “Insider Trading Policy”), all directors, officers and employees of the Company, together with its subsidiaries and affiliates reported on a consolidated basis, are prohibited from entering into hedging, monetization transactions or similar arrangements with respect to Company securities, holding Company securities in a margin account or pledging Company securities as collateral for a loan.

Board’s Role in Risk Oversight

As part of our Board’s meetings, our Board assesses on an ongoing basis the risks faced by the Company in executing its business plans. These risks include financial, technological, cybersecurity exposures and the steps management has taken or plans to take with respect to these exposures, competitive and operational risks and exposures, both from a global perspective and on a jurisdiction-by-jurisdiction basis. The Board receives updates from management on the primary cyber security risks facing the Company and the measures the Company is taking to mitigate such risks.

Our Board dedicates time to review and consider the relevant risks that need to be addressed at the time of the Board meeting. In addition to the full Board, the Audit Committee plays an important role in the oversight of the Company’s policies with respect to financial risk assessment and risk management, as well as assessing the Company’s major financial risk exposures. In particular, the Audit Committee reviews and discusses with management any significant risks or exposures with respect to risk assessment and risk management and assesses any steps taken to monitor and control such risks. The Compensation Committee is charged with ensuring that our compensation policies and procedures do not encourage risk taking in a manner that would have a material adverse impact on the Company. The Board is responsible for overseeing risk related to our governance processes. Each of the Board’s Committees reports its findings to the full Board for consideration. Each Committee reports its findings to the full Board for consideration.

Our Board’s role in risk oversight at the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposures, and our Board and its committees providing oversight in connection with those efforts and attempts to mitigate identified risks.

PROPOSAL NO. 3

RATIFICATION OF appointment OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected, and our Board ratified the appointment of Boladale Lawal & Co. (“Boladale”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and to perform quarterly Reviews of our financial statements during 2026 and  has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Boladale are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Boladale as our independent registered public accounting firm. However, our Audit Committee of the Board is submitting the selection of Boladale to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests for us and our stockholders.

Change in Independent Registered Accounting Firm

Resignation of Yusufali & Associates, LLP

As previously disclosed in the Current Report on Form 8-K filed with the SEC on December 16, 2024 (the “December 16, 2024 Form 8-K”), the Audit Committee approved on December 10, 2024 the engagement of Boladale Lawal & Company (“Boladale”) as the Company’s independent registered public accounting firm for the review of the Form 10-Q for the period ended September 30, 2024. Also disclosed in the December 16, 2024 Form 8-K, Armanino resigned as the Company’s independent registered public accounting firm on September 27, 2022, the Company announced the resignation of Yusufali & Associates, LLC (“Yusufali”) as the Company’s independent registered public accounting firm effectively November 15, 2024.

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Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to us for the fiscal year ended December 31, 2024 by Yusufali and Boladale:

2024
Audit Fees(1)	$80,000
Audit-Related Fees(2)	65,000
Tax Fees(3)	—
All Other Fees(4)	—
Total:	$145,000

(1)	Audit Fees represent the aggregate fees billed for professional services rendered for the audits of the annual financial statements, for the audits of certain of our subsidiaries and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings. In particular, Yusufali audited the audited the financial statements for the year ended December 31, 2023. Boladale audited the audited the financial statements for the year ended December 31, 2023 and audited the financial statements for the year ended December 31, 2024.

(2)	Audit-Related Fees represent the aggregate fees billed for assurance and other services related to the performance of review of our consolidated quarterly financial statements that are not reported under heading (1) above. These services may include due diligence related to mergers and acquisitions and consultation concerning financial accounting and reporting standards. In particular, Yusufali reviewed financial statements for March 31, June 30 and September 30, 2023, and reviewed the financial statements for March 31 and June 30, 2024. Boladale reviewed financial statements and September 30, 2024.

(3)	Tax Fees represent the aggregate fees billed for domestic tax compliance, tax advice, preparation of tax returns, and tax planning services.

(4)	All Other Fees represent fees billed for all other services.

Audit Committee Pre-Approval Procedures for Independent Registered Public Accounting Firm

The Audit Committee has sole authority to engage and determine the compensation of our independent registered public accounting firm. The Audit Committee also is directly responsible for evaluating the independent registered public accounting firm, reviewing and evaluating the lead partner of the independent registered public accounting firm and overseeing the work of the independent registered public accounting firm. In addition, and pursuant to its charter and the Company’s Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee annually reviews and pre-approves the audit services to be provided by Boladale Lawal & Co., and also reviews and pre-approves the engagement of Boladale Lawal & Co for the provision of other services during the year, including audit-related, tax and other permissible non-audit. For each proposed service, the Company’s management and the independent registered public accounting firm are required to jointly submit to the Audit Committee detailed supporting documentation at the time of approval to permit the Audit Committee to make a determination as to whether the provision of such services would impair the independent registered public accounting firm’s independence, and whether the fees for the services are appropriate.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the matter will be required to ratify the appointment of Boladale as our independent registered public accounting firm for the year ending December 31, 2024.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Boladale Lawal & Co. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

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Report of the Audit Committee of the Board of Directors(1)

The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and internal controls over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

Our Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. Our Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Our Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2024.

Respectfully submitted by the members of the Audit Committee of the Board.

Paul S. Jordan (Chair)

Christopher Gooding

Tamer T. Hassan

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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PROPOSAL NO. 4

THE NASDAQ EXCHANGE CAP PROPOSAL

Stock Purchase Agreement and Amendment with Generating Alpha Ltd.

On November 13, 2024, the Company and Generating Alpha Ltd. (the “Alpha”), entered a Stock Purchase Agreement and Common Stock Purchase Warrant (the “Stock Purchase Agreement”). Alpha has agreed to purchase from the Company up to One Hundred Million Dollars ($100,000,000) (the “Commitment Amount”) of the Company’s fully registered, freely tradable common stock (the “Common Stock”) under certain terms and conditions, however, the terms and conditions of the Stock Purchase Agreement with Alpha was amended on June 12, 2025 (the “Amendment”) (collectively, the Stock Purchase Agreement and Amendment shall be referred to herein as the “Alpha Credit Facility”. Pursuant to the terms of the Amendment, the Commitment Amount was increased to Three Hundred Million Dollars ($300,000,000) and the Company received some additional and more favorable terms from Alpha as compared to the original Stock Purchase Agreement. Accordingly, the Company can request a “Put” on the purchase of its stock and the Alpha has agreed to purchase the Company’s shares at ninety-four (94%) percent of the “Market Price.” Market Price shall be defined as the average VWAP of the common stock during the Valuation Period. Valuation Period is defined in the Amendment as “the trading day or trading days of all the stock from the Put Notice that was sold by the Alpha and such sale of all of the stock from the Put Notice shall not exceed five (5) trading days after the Put Shares have been accepted and cleared by Alpha’s brokerage firm.” Alpha is restricted from owning no more than 4.99% of the Common Stock at any given time.

As per the terms of the Stock Purchase Agreement, the Company issued to the Alpha a Commitment Fee of 512,662 shares of Common Stock and a prefunded Common Stock Purchase Warrant for 1,906,693 shares. After drawing down half of the Commitment Amount, the Company shall issue an additional 1.5% of half of the Commitment Amount in an amount to equal shares of the Company’s common stock, not to exceed 4.99% of the Company’s issued and outstanding. Any amount that would exceed 4.99% of the Company’s issued and outstanding shall be issued in the form of a prefunded Common Stock Purchase Warrant. The aggregate exercise price of this Warrant was pre-funded to the Company prior to any exercise and, consequently, no additional consideration shall be required to be paid. The Stock Purchase Agreement is attached hereto as Exhibit 10.31. In addition, the Company has agreed to register the Alpha’s shares and the shares issuable pursuant to the Common Stock Purchase Warrant pursuant to Exhibit A, the “Registration Rights Agreement.” Upon execution of the Amendment, the Company issued to Alpha 682,410 shares of the Company’s common stock in a prefunded Common Stock Purchase Warrant as consideration for the increase in the Commitment Amount. The Amendment also stipulated that after the Company has received a total $100,000,000 of the Commitment Amount from Alpha, for each subsequent tranche of $50,000,000, the Company shall issue an additional 1.5% of $50,000,000 in an amount to equal shares of the Company’s common stock, in the form of a prefunded Common Stock Purchase Warrant.

The Company will control the timing and amount of any sales of ordinary shares to Alpha. Actual sales of our ordinary shares to Alpha as a Put will depend on a variety of factors to be determined by the Company from time to time, which may include, among other things, market conditions, the trading price of the Company’s ordinary shares and determinations by the Company as to the appropriate sources of funding for its business and operations.

The obligation of Alpha to accept any Put pursuant to a Put Notice is subject to some customary conditions.

The net proceeds to the Company will depend on the frequency and prices at which the Alpha sells ordinary shares. The Company expects that any proceeds received by it from such sales to Alpha will be used for working capital and general corporate purposes.

The Stock Purchase Agreement and Amendment contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties. The Stock Purchase Agreement contains restrictions on the Company’s ability to enter into any Variable Rate Transaction (the “VRT Restriction”) (as defined in the Stock Purchase Agreement), however the Alpha may waive the VRT Restriction.

The Stock Purchase Agreement shall only terminate upon the following events: (i) the first day of the month following the 60-month anniversary of the Effective Date, (ii) the date on which the Alpha shall have made payment of Puts pursuant to the Stock Purchase Agreement in the aggregate amount of the Commitment Amount, or (iii) at such time that the Registration Statement is no longer effect. The Stock Purchase Agreement may be terminated by the Company after commencement, at the Company’s discretion; provided, however, that if the Company sold less than $5,000,000 to Alpha, Company will pay to Alpha a termination fee of $1,000,000, which is payable, at our option, in cash or in shares of common stock at a price equal to the closing price on the day immediately preceding the date of receipt of the termination notice.

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The foregoing description of the Alpha Stock Purchase Agreement is incorporated by reference to the full text of the agreement.

Stock Purchase Agreement between Lottery.com Inc. and Generating Alpha Ltd. dated November 13, 2024 https://www.sec.gov/Archives/edgar/data/1673481/000149315225024384/ex10-27.htm

Amended Stock Purchase Agreement between Lottery.com Inc. and Generating Alpha Ltd. dated June 16, 2025 https://www.sec.gov/Archives/edgar/data/1673481/000149315225016390/ex10-60.htm

Securities Purchase Agreement with Evergreen Capital Management, LLC

On December 2, 2025, the Company and Evergreen Capital Management, LLC., a Nevada company, ( “Evergreen”) entered a Securities Purchase Agreement (the “Evergreen Agreement”).

Accordingly, Evergreen will purchase from the Company, upon the terms and conditions set forth in the Evergreen Agreement, a Senior Secured Convertible Promissory Note of the Company (the “Note”), in the aggregate principal amount of Two Million Eight Hundred Seventy- Five Thousand U.S. Dollars ($2,875,000) (the “Principal Amount.”) The Note carries an original issue discount of Three Hundred Seventy-Five Thousand U.S. Dollars ($375,000) (the “OID”), to cover the Purchaser’s accounting fees, due diligence fees, monitoring, and/or other transactional costs incurred in connection with the purchase and sale of the Note, which is included in the principal balance of the Note. Thus, the purchase price of the Note shall be Two Million Five Hundred Thousand U.S. Dollars ($2,500,000), computed by subtracting the OID from the Principal Amount.

Subject to the terms of the Evergreen Agreement, for consideration of Two Million Five Hundred Thousand U.S. Dollars ($2,500,000) in cash (the “Consideration”), the Purchaser agrees to subscribe for and purchase from the Company on December 2, 2025 (the “Closing Date”), and the Company agrees to issue and sell to the Purchaser, the Note. Evergreen is irrevocably obligated to advance the Consideration, and the Company is irrevocably obligated to accept the Consideration as follows: (a) Five Hundred Thousand U.S. Dollars ($500,000) on or immediately following the Closing Date, and (b) Two Million U.S. Dollars ($2,000,000) immediately upon (i) the Common Shares issuable upon conversion of the Note becoming registered under an effective registration statement, and (ii) the Company obtaining the requisite shareholder approval authorizing the issuance of such Common Shares (“Shareholder Approval”) per Nasdaq Listing Rule 5635 requiring shareholder approval for the potential issuance of shares or securities convertible to common stock of Twenty Percent (20%) or more of the Company’s outstanding common stock. The Consideration shall be advanced by wire transfer of immediately available funds no later than two (2) Business Days after such effectiveness.

The Company and Evergreen executed this Evergreen Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

The foregoing description of the Evergreen Agreement is incorporated by reference to the full text of the agreements.

Securities Purchase Agreement Between Lottery.com Inc and Evergreen Capital Management, LLC. https://www.sec.gov/Archives/edgar/data/1673481/000149315225026120/ex10-60.htm

Senior Secured Promissory Note Between Lottery.com Inc. and Evergreen Capital Management, LLC. https://www.sec.gov/Archives/edgar/data/1673481/000149315225026120/ex10-61.htm

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On November 26, 2025, the Company received a Notice of Effectiveness with respect to a Form S-3 filing submitted with the Securities and Exchange Commission. Accordingly, the Company may from time to time offer and sell common stock, preferred stock, depositary shares representing preferred stock, debt securities, warrants, purchase contracts or units in one or more offerings of up to $300,000,000 in the aggregate of the securities identified herein (“Primary Offering”). and one or more offerings (“Secondary Offerings); (1) the issuance by the Company of an aggregate of up to 110,000,000 shares of the Company’s common stock, par value $0.001 per share (“common stock”), proposal containing general terms for an additional credit or debt facility (the “Proposed Credit Facility”) by assignment to a unnamed lender at this time (the “Proposed Lender”). The Company and the Proposed Lender have not entered into an any definitive agreements with respect to the Proposed Credit Facility. If the Company enters into the Proposed Credit Facility on the same terms as proposed, such Proposed Credit Facility would consist of (a) funding in the principal amount of $2,000,000 to $10,000,000 (the “Proposed Initial Loan”), wherein in return for the Proposed Credit Facility the Company shall sell securities to the proposed lender under the identical terms and restrictions agreed to by and between Company and Evergreen (see above and Exhibit 10.60)dd

The Alpha Stock Purchase Agreement, the Evergreen Agreement and the Proposed Credit Facility (collectively, the “Credit Facilities”:

The Company’s common stock is listed on the Nasdaq Capital Market (“Nasdaq”), and the Company is subject to Nasdaq’s rules and regulations, including Nasdaq Listing Rule 5635(b), which requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company and Nasdaq Listing Rule 5635(d), which requires stockholder approval prior to the issuance in a transaction (other than a public offering) of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the outstanding common stock or 20% or more of the voting power of a company for a purchase price that is lower than (i) the market closing price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement, or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (such lower amount, the “Minimum Price”). On December 09 26, 2023, the date the parties executed and delivered the initial agreement representing the Credit Facility, the Company’s common stock closed at a price per share of $1.33 (“Market Price”). All or any portion of the principal amount funded under the Proposed Credit Facilities (including funds to be provided to the Company in the future under the Proposed Credit Facilities), plus accrued and unpaid interest, any late charges thereon and any other unpaid amounts may be convertible at any time, in whole or in part, at the Lender(s)’ option, into shares of our common stock in accordance with the exact terms in the Evergreen Ag and the conversion date

Beneficial Ownership Limitation. In accordance with Nasdaq Listing Rule 5635(b), unless the Company obtains the approval of its stockholders, Lender(s) will not have the right to convert any portion of the Loan(s) or Accordion(s), to the extent that, after giving effect to such conversion, Lender(s) (together with certain of its affiliates and other related parties) would beneficially own in excess of 4.99% of the shares of the Company’s common stock outstanding immediately after giving effect to such conversion (the “Maximum Percentage”).

Nasdaq Limitation. In accordance with Nasdaq Listing Rules 5635(d), unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company is prohibited from issuing any shares of its common stock upon conversion and exercise of the Loan(s) or Accordion(s)or otherwise pursuant to the terms of the Loan(s) or Accordion(s), if the issuance of such shares of common stock with conversion and exercise would exceed 19.99% of the Company’s outstanding shares of common stock as of the date of the Loan(s) or Accordion(s) or otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching the Company’s obligations under the rules and regulations of Nasdaq. In addition, if the Nasdaq Proposal is not approved it could have adverse consequences on the Company, including those identified below.

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If the Nasdaq Exchange Cap Proposal is not approved, it could have various effects on the Company. For example:

● We will be unable to issue the warrants (including shares of common stock underlying the warrants) or convert the Loan(s) or Accordion(s) into shares of common stock to the extent that conversion would result in the issuance of 20% or more of the issued and outstanding shares of common stock on the date we entered into the Loan Agreement or received funds from the Loan(s) or Accordion(s), and the Company would be forced to pay cash to meet our obligations under the terms of the Loan Agreement, the Loan(s) and Accordion(s).

● If the Company cannot issue shares of common stock to potentially satisfy obligations as they become due the Loan(s) or Accordion(s) because of the disclosure threshold, issuance cap and exchange cap provisions in the Loan Agreement or the Loan(s) and Accordion(s), and we do not otherwise have sufficient available cash to meet our obligations, we might seek to raise additional capital through the issuance of shares of common stock or preferred stock. Such issuances might be at prices more dilutive to stockholders than the terms permitting conversion of installment payments into shares of common stock under the Loan Agreement or the Loan(s) and Accordion(s). To the extent that we engage in such transactions to raise additional capital, our current stockholders could be substantially diluted.

● Stockholder approval of the Nasdaq Proposal is one of the conditions for us to effectively receive funds under the Loan(s) or Accordion(s). Loss of these potential funds could jeopardize our ability to execute our business plan and pay certain debts or liabilities.

● If this Nasdaq Exchange Cap Proposal is not approved, and if we do not have sufficient funds to make cash payments for payments due under the Loan(s) or Accordion(s) and cannot raise such funds prior to a payment date, then we might default under the Loan Agreement or the Loan(s) and Accordion(s). Occurrence of an Event of Default by the Company could have significant negative consequences for us and our stockholders. An Event of Default could harm our financial condition, force us to reduce or cease operations or to sell certain of our assets or could result in our declaring bankruptcy and could trigger Cross Default on other loan facilities and financial obligations of the Company with the creditors attempting to seize some or all of the assets of the Company and our subsidiaries.

Effect of the Offering on Existing Stockholders

The issuance of securities pursuant to the Credit Facilities shall not affect the rights of the Company’s existing stockholders, but such issuances will have a dilutive effect on the Company’s existing stockholders, including, over time, the voting power of the existing stockholders.

We generally have no or limited control over whether the Credit Facilities convert the loan proceeds from the Loan(s) or Accordion(s) or whether the Warrant(s) holder exercises its Warrant(s). For these reasons, we are unable to accurately forecast or predict with certainty the total amount of shares of Company common stock that may be issued to the Lender(s) under the Credit Facilities or the Warrant(s). Under certain circumstances, however, it is possible, that we may have to issue shares of common stock that will result in a change of control of the Company and that we have to issue more than 20% of our outstanding shares of common stock at a discounted exercise price to the Lender(s) and Warrant(s) holder under the terms of the Loan(s) or Accordion(s). Therefore, we are seeking stockholder approval under this proposal in accordance with Nasdaq Listing Rules 5635(b) and 5635(d),

Required Vote

Approval of the Nasdaq Exchange Cap Proposal requires the affirmative vote of a majority of the votes cast and entitled to vote thereon. Abstentions will have no effect on the outcome of this Nasdaq Exchange Cap Proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS NASDAQ EXCHANGE CAP PROPOSAL

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PROPOSAL NO. 5

THE FORWARD STOCK SPLIT PROPOSAL

To approve, if required, one or more amendments to the Company’s Articles of Incorporation (as amended and restated from time to time) and to authorize the Company’s Board of Directors to effect one or more forward stock splits of our common stock (“Forward Stock Splits”, each a “Forward Stock Split”), par value $0.001 per share (the “Common Stock”) at a ratio in the range of [●]-to-one to [●]-to-one of our Common Stock, with the number of Forward Stock Splits and the exact ratio of each Forward Stock Split to be determined at the discretion of the Company’s Board of Directors and with each such Forward Stock Split to be effected at such time and date, if at all, as determined by the Company’s Board of Directors at its sole discretion (the “Forward Stock Split(s) Proposal”).

By approving this proposal, stockholders will approve that any whole number of outstanding shares between and including [●] and [●] would be converted into multiple shares of our Common Stock. Our Board believes that stockholder approval of this proposal granting our Board this discretion, rather than approval of a specified stock split ratio, provides our Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our Board may choose not to do any Forward Stock Splits. A Forward Stock Split will take effect, if at all, only after it is deemed by the Board to be in the best interests of the Company and its stockholders.

You should keep in mind that the implementation of a forward stock split does not have an effect on the intrinsic value of our business or your proportional ownership in it.

Background

Our Common Stock is currently listed on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “SEGG.” In order for our Common Stock to continue to be listed on Nasdaq, we must satisfy various listing maintenance standards established by Nasdaq. As of the date of this Report, we are currently in full compliance with the continued listing standards of Nasdaq, but we may not be able to remain in full compliance with Nasdaq’s continued listing standards in the future.

Reasons for the Proposed Forward Stock Split

The Board’s primary objective in proposing Forward Stock Split(s) is to undo (in whole or in part) the effect of any prior reverse stock splits and to make the Company’s shares more accessible and attractive to a wider range of investors. This corporate action increases the number of outstanding shares while proportionally decreasing the price per share, without changing the Company’s total market value.

By increasing the number of shares outstanding and reducing the per-share trading price, a forward stock split may enhance the overall liquidity of the Company’s common stock. A lower trading price may make the stock more accessible to a broader range of investors, including retail investors who may view lower-priced shares as more affordable. Increased liquidity generally supports more efficient and orderly trading in the Company’s common stock. Although the forward stock split does not by itself provide additional capital or change the Company’s authorized shares, the increased number of outstanding shares may provide the Company with added flexibility in pursuing future financing transactions, equity-based compensation, or strategic opportunities that involve equity consideration. Such flexibility may support the Company’s long-term growth and operational objectives.

Criteria to be Used for Determining Whether to Implement Forward Stock Split

In determining whether to implement a Forward Stock Split and which Forward Stock Split ratio to implement, if any, following receipt of stockholder approval of this Proposal, our Board may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Forward Stock Split on the trading market for our Common Stock in the short- and long-term;

●	Increased affordability for investors when a stock’s price becomes very high, it can be a barrier for many retail investors who may not be able to afford a single share (or a standard trading lot). A split brings the price down to a more “optimal” and “reachable” trading range, allowing a broader base of individuals to invest;

●	which Forward Stock Split ratio would result in the least administrative cost to us; and

●	prevailing general market and economic conditions.

Our Board reserves the right to not implement a Forward Stock Split without further action by our stockholders at any time, even if the Forward Stock Split has been authorized by our stockholders. By voting in favor of the Forward Stock Split, you are expressly authorizing our Board to determine not to proceed with, and forego, the Forward Stock Split, if it should so decide.

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Effect on Outstanding Common Stock and Authorized Common Stock

After the effective date of any Foward Stock Split that our Board elects to implement, each stockholder will own an increased number of shares of Common Stock. The Forward Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Forward Stock Split ratio will be the same for all issued and outstanding shares of Common Stock. Any Forward Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage of ownership interests in the Company. Voting rights and other rights and preferences of the holders of the Common Stock will not be affected by a Forward Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to a Forward Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after such Forward Stock Split. The number of stockholders of record will not be affected by a Forward Stock Split.

The following table illustrates the effects of a one-to-two, one-to-five, one-to-ten, one-to-twenty, one-to-thirty, one -to-thirty-five and one-to-forty Forward Stock Split on our outstanding Common Stock as of December  [●], 2024 (without giving effect to any adjustments for fractional shares):

Forward Split Ratio	Approximate Number of Shares Issued and Outstanding	Number of Shares Authorized	Percentage of Authorized Common Stock
Current Shares	5,039,652	500,000,000	1.00%
1-to-2	10,079,304	500,000,000	2.01%
1-to-5	25,198,260	500,000,000	5.04%
1-to-10	50,396,520	500,000,000	10.01%
1-to-20	100,793.040	500,000,000	20.16%
1-to-30	151,189,560	500,000,000	30.24%
1-to-40	201,586,080	500,000,000	40.32%

An amendment to the Company’s Articles of Incorporation will not change the terms of our Common Stock. The shares of new Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to a Forward Stock Split will remain fully paid and non-assessable. A Forward Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

We are currently authorized to issue up to 500,000,000 shares of Common Stock under our Certificate of Incorporation. If approval for the Forward Stock Split(s) Proposal is obtained or a Forward Stock Split is effectuated, it will have no effect on the total number of shares of Common Stock we are authorized to issue under our Certificate of Incorporation. Therefore, upon effectiveness of a Forward Stock Split, the number of shares of Common Stock that are authorized and unissued will decrease relative to the number of issued and outstanding shares.

The Company does not have any issued or outstanding shares of preferred stock. If approval for the Forward Stock Split(s) Proposal is obtained or a Forward Stock Split is effectuated, it will not impact the number of authorized shares of our preferred stock.

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Effect on Outstanding Equity Awards

If a Forward Stock Split is effected, the terms of equity awards granted under our Lottery.com 2021 Incentive Plan or any amendment thereto (the “Incentive Plan”) or any subsequent incentive plan, including the per share exercise price of options, the number of shares issuable under such options and the number of shares delivered upon the vesting and settlement of a restricted stock unit or a performance share unit, may be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants, shall be adjusted and proportionately increased as a result of a Forward Stock Split.

Effect on Warrants

If a Forward Stock Split is implemented, the number of shares of Common Stock issuable upon the exercise of our outstanding warrants, will be increased by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual warrants, on a per share basis, will be proportionally decreased (i.e., the aggregate exercise price for all outstanding warrants will be unaffected, but following a Forward Stock Split such exercise price will apply to the increased number of shares).

Accounting Matters

The par value of the shares of our Common Stock is not changing as a result of the implementation of a Forward Stock Split. Our stated capital, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be increased proportionately on the effective date of a Forward Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our Common Stock, will be decreased by a number equal to the increase in stated capital. Further, net loss per share, book value per share and other per share amounts will be decreased as a result of a Forward Stock Split because there will be more shares of Common Stock outstanding.

Possible Disadvantages of Forward Stock Split

Even though the Board believes that the potential advantages of Forward Stock Split(s) outweigh any disadvantages that might result, the following are some of the possible disadvantages of a Forward Stock Split:

●	A forward stock split reduces the trading price of the Company’s common stock in proportion to the increased number of shares outstanding. While the economic value of each shareholder’s holdings remains unchanged, a lower per-share price may be perceived negatively by certain investors or may increase the volatility of the stock. Securities with lower trading prices are often more susceptible to short-term trading strategies and speculative activity, which may result in greater fluctuations in the market price of the Company’s common stock.

●	A lower post-split trading price may attract a greater number of retail investors or short-term market participants whose investment objectives may differ from those of long-term shareholders. Changes in the composition of the shareholder base following a split may contribute to increased trading turnover or shorter holding periods.

●	Although a forward stock split does not in itself result in dilution, it increases the number of issued and outstanding shares relative to authorized shares. This may provide the Company with greater flexibility to issue additional equity securities in the future. Any such issuance could dilute the ownership interests and voting power of existing shareholders and may adversely affect the market price of the Company’s common stock.

●	If a Forward Stock Split is effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a Forward Stock Split. The market price of our Common Stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

●	The implementation of a Forward Stock Split will effectively result in a decrease in the authorized number of shares of Common Stock relative to the number of shares outstanding, which could, under certain circumstances, have anti-takeover implications by permitting issuances that would dilute the ownership of a person seeking to effect a hostile takeover or increase its percentage ownership. This Proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt.

●	Implementing a forward stock split may require the Company to incur additional costs and administrative efforts, including adjustments to the Company’s books and records, coordination with the transfer agent, updates to equity compensation plans and outstanding awards, and associated legal, accounting, and compliance expenses. These costs may not be offset by any corresponding economic benefit from the split.

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Procedure for Effecting Forward Stock Split and Exchange of Stock Certificates

If our stockholders approve the Forward Stock Split(s) Proposal, a Forward Stock Split would become effective at such time as it is deemed by our Board to be in the best interests of the Company and its stockholders. Even if the Forward Stock Split(s) Proposal is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out a Forward Stock Split. Upon the filing of an amendment to the Company’s Articles of Incorporation, all the old Common Stock will be converted into new Common Stock as set forth in the amendment.

As soon as practicable after the effective time of a Forward Stock Split, stockholders will be notified that a Forward Stock Split has been effected. If you hold shares of Common Stock in a book-entry form, your shares will be exchanged automatically into post-split shares without further action by you as soon as practicable after the effective time of a Forward Stock Split.

Some stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of a Forward Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our Common Stock for a statement of holding. When you submit your certificate representing the pre-split shares of our Common Stock, your post-split shares of our Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post- Forward Stock Split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of a Forward Stock Split, each certificate representing pre-Forward Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Forward Stock Split shares. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “No Fractional Shares.”

Criteria to be Used for Decision to Apply a Forward Stock Split

In the event that approval for the Forward Stock Split(s) Proposal is obtained, our Board will be authorized to proceed with one or more Forward Stock Splits. Depending on market conditions and other factors our Board may delay its decision to execute a Forward Stock Split indefinitely.

Certain Material U.S. Federal Income Tax Consequences of a Forward Stock Split to U.S. Holders

The following is a summary of certain material U.S. federal income tax consequences of a Forward Stock Split that generally are expected to be applicable to U.S. Holders (as defined below) of our Common Stock who hold their common shares, both before and after a Forward Stock Split, as capital assets within the meaning of Section 1221 of Internal Revenue Code of 1986, as amended (the “Code”) (generally property held for investment). This summary is based on provisions of the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of a Forward Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of a Forward Stock Split and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed below.

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This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder. This discussion does not address the tax consequences which may apply to stockholders subject to special rules, such as financial institutions, insurance companies, tax-exempt organizations, dealers in securities, real estate investment trusts, regulated investment companies, stockholders who hold their pre-Forward Stock Split shares through individual retirement or other tax-deferred accounts, stockholders who are not U.S. Holders (as defined below), stockholders who have a functional currency other than the U.S. dollar, partnerships, S corporations or other entities or arrangements classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our Common Stock through such entities), stockholders who hold the pre-Forward Stock Split shares as part of a straddle, hedge, conversion transaction or other integrated or risk reduction transaction, stockholders who hold the pre- Forward Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code or Section 1244 stock for purposes of Section 1244 of the Code, stockholders who acquired their Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, or stockholders who acquired their pre-Forward Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation.

In addition, this summary does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as a Forward Stock Split, whether or not they are in connection with a Forward Stock Split; (b) any U.S. federal non-income tax consequences of a Forward Stock Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of a Forward Stock Split; (d) the application of the alternative minimum tax, the Medicare contribution tax on net investment income, or the special tax accounting rules under Section 451(b) of the Code, or (e) tax consequences to holders of options, warrants or similar rights to acquire our Common Stock. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our Common Stock that is any of the following:

●	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

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Tax Consequences of a Forward Stock Split

A Forward Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. In general, the U.S. federal income tax consequences of a Forward Stock Split will vary depending upon whether a U.S. Holder receives cash for fractional shares or solely an increased number of shares of Common Stock in exchange for its pre- Forward Stock Split shares of Common Stock. A U.S. Holder that receives solely an increased number of shares of Common Stock generally will not recognize gain or loss in a Forward Stock Split. A U.S. Holder’s aggregate tax basis in the increased number of shares of Common Stock should equal the U.S. Holder’s aggregate tax basis in its pre-Forward Stock Split shares of Common Stock and such U.S. Holder’s holding period in the increased number of shares will include the holding period in its pre-Forward Stock Split shares of Common Stock exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to a Forward Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of Common Stock were acquired at different times or at different prices.

No gain or loss will be recognized by Lottery.com as a result of the proposed Forward Stock Split.

Information Reporting and Backup Withholding

A holder of shares of Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with a Forward Stock Split. To avoid backup withholding, each holder of shares of Common Stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the Internal Revenue Service. Holders of shares of Common Stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.

The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of a Forward Stock Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our Common Stock should consult their own tax advisors as to the specific tax consequences of a Forward Stock Split, including record retention and tax-reporting requirements, and the applicability and effect of any U.S. federal, state, local and non-U.S. tax laws.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the matter will be required to approve a Forward Stock Split of our Common Stock at a ratio in the range of one-to-[●]-to-one to [●]-, such ratio to be determined in the discretion of our Board.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS FORWARD STOCK SPLIT PROPOSAL

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PROPOSAL NO. 6

THE REVERSE STOCK SPLIT PROPOSAL

Our Board has approved, and is recommending that our stockholders approve, proposed amendments to our Certificate of Incorporation to effect reverse stock splits (“Reverse Stock Splits”) of all of the issued and outstanding shares of our Common Stock at a ratio of between one-for-[●] (1:[●]) and one-for-[●] (1:[●])(inclusive), with such ratio to be determined at the sole discretion of our Board and with such Reverse Stock Splits to be effected at such time and date, if at all, as determined by our Board in its sole discretion. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation (the “Certificate of Amendment”) to effect a Reverse Stock Split is attached as Appendix A to this Proxy Statement. However, the text of the proposed amendments is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of our Certificate of Incorporation.

By approving this proposal, stockholders will approve one amendment or a series of amendments to our Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including [●] and [●] would be combined into one share of our Common Stock, and authorize our Board to file only one such amendment, as determined by our Board in the manner described herein, and to abandon each amendment not selected by the Board. Our Board believes that stockholder approval of amendments granting our Board this discretion, rather than approval of a specified stock split ratio, provides our Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our Board may effect one or more Reverse Stock Splits as a result of this authorization. Our Board may also elect not to do any Reverse Stock Splits. Reverse Stock Splits will take effect, if at all, only after being (i) approved by the affirmative vote of a majority of the shares of outstanding Common Stock entitled to vote on the matter, (ii) deemed by the Board to be in the best interests of the Company and its stockholders, and (iii) after filing an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. If the Certificate of Amendment is filed with the Secretary of State of the State of Delaware, the Certificate of Amendment will effect a Reverse Stock Split by reducing the outstanding number of shares of the Common Stock by the ratio to be determined by the Board, but will not increase the par value of the Common Stock, and will not change the number of authorized shares of the Common Stock. If the Board does not implement any approved Reverse Stock Splits prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.

You should keep in mind that the implementation of a reverse stock split does not have an effect on the intrinsic value of our business or your proportional ownership in it. You should also consider that in many cases, the market price of a company’s common stock may decline following a reverse stock split.

Background

Our Common Stock is currently listed on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “SEGG.” In order for our Common Stock to continue to be listed on Nasdaq, we must satisfy various listing maintenance standards established by Nasdaq. As of the date of this Report, we are in full compliance with the continued listing standards of Nasdaq, but we may not be able to maintain full compliance with Nasdaq’s continued listing standards in the future.

Under Nasdaq Listing Rule 5550(a)(2), if the bid price of our Common Stock is under $1.00 per share over a period of 30 consecutive trading days, Nasdaq may delist our Common Stock from trading.

As of the date of this Report, our common stock is trading above Nasdaq’s $1.00 (U.S.) minimum trading price requirement (the “Minimum Trading Price”). Should the Minimum Trading Price of our common stock decrease to under $1.00 per share and not be restored, the Company risks having its securities delisted by Nasdaq.

If the Company’s securities are delisted from Nasdaq, it could be more difficult to buy and sell the Company’s common stock and warrants or to obtain accurate quotations, and the price of the Company’s common stock and warrants could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and/or trigger defaults and penalties under its outstanding agreements or securities. Further, even if we lose and are able to regain compliance with Nasdaq listing requirements, there is no guarantee that we will be able to maintain our listing for any period of time.

Delisting from Nasdaq could also result in negative publicity. Further, if we are delisted, we would also incur additional costs under state blue sky laws in connection with any sales of our securities. These requirements could severely limit the market liquidity of our common stock and/or warrants and the ability of our stockholders to sell our common stock and/or warrants in the secondary market. If our common stock and/or warrants are delisted by Nasdaq, our common stock and/or warrants may be eligible to trade on an over-the-counter quotation system, such as the OTCQB Market, where an investor may find it more difficult to sell our stock or obtain accurate quotations as to the market value of our common stock and/or warrants. In the event our common stock and/or warrants are delisted from The Nasdaq Global Market, we may not be able to list our common stock and/or warrants on another national securities exchange or obtain quotation on an over-the counter quotation system.

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Reasons for the Proposed Reverse Stock Split

The Board’s primary objective in proposing Reverse Stock Splits is to raise the per share trading price of our Common Stock to regain compliance with the Bid Price Rule. The Board believes that Reverse Stock Splits will result in a higher per share trading price, which is intended to enable us to maintain the listing of our Common Stock on Nasdaq and generate greater investor interest in the Company.

The Board believes that maintaining the listing of our Common Stock on Nasdaq is in the best interests of the Company and our stockholders. If our Common Stock were delisted from Nasdaq, the Board believes that such delisting would adversely affect the market liquidity of our Common Stock, decrease the market price of our Common Stock, adversely affect our ability to obtain financing for the continuation of our operations and result in the loss of confidence in our company.

If a Reverse Stock Split is approved by our stockholders and implemented by the Board, we expect to satisfy the $1.00 Bid Price Rule for continued listing. However, despite the approval of the Reverse Stock Split by our stockholders and implementation by the Board, there can be no assurance that a Reverse Stock Split will result in our meeting and maintaining the $1.00 minimum closing price requirement. The effect of a Reverse Stock Split upon the market price for our Common Stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of our Common Stock after a Reverse Stock Split may not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split due to, among other reasons, our performance and other factors that may be unrelated to the number of shares outstanding. Our Common Stock could also be delisted from Nasdaq due to our failure to comply with one or more other Nasdaq listing standards. We cannot be certain that we will ultimately be able to regain compliance with the Bid Price Rule or the other listing standards.

Our Board also believes that the expected increased market price per share of our Common Stock as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock. We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices. Investors may also be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

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Criteria to be Used for Determining Whether to Implement a Reverse Stock Split

In determining whether to implement a Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this Proposal 6, our Board may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of a Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;

●	the continued listing requirements for our Common Stock on Nasdaq;

●	which Reverse Stock Split ratio would result in the least administrative cost to us; and

●	prevailing general market and economic conditions.

The failure of our stockholders to approve this Proposal 6 could have serious, adverse effects on us and our stockholders. If we are unable to implement a Reverse Stock Split in order to increase the price per share of our common stock to $1.00 or higher, we could be delisted from Nasdaq. If Nasdaq delists the Common Stock, our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, the Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and be avoided by retail and institutional investors, resulting in the impaired liquidity of our shares.

Our Board reserves the right to abandon a Reverse Stock Split without further action by our stockholders at any time before the effectiveness of our Certificate of Amendment, even if the Reverse Stock Split has been authorized by our stockholders. By voting in favor of the Reverse Stock Split Proposal, you are expressly authorizing our Board to determine not to proceed with, and abandon, a Reverse Stock Split if it should so decide.

Effect on Outstanding Common Stock and Authorized Common Stock

After the effective date of any Reverse Stock Split that our Board elects to implement, each stockholder will own a reduced number of shares of Common Stock. A Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of Common Stock. Any Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of the Common Stock will not be affected by a Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).

The following table illustrates the effects of a one-for-five and one-for-ten Reverse Stock Split on our outstanding Common Stock as of December [●], 2024 (without giving effect to any adjustments for fractional shares):

Reverse Split Ratio	Approximate Number of Shares Issued and Outstanding	Number of Shares Authorized	Percentage of Authorized Common Stock
Current Shares	5,039,652	500,000,000	1.01%
1-for-5	1,007,930	500,000,000	0.20%
1-for-10	503,965	500,000,000	.10%

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The amendment will not change the terms of our Common Stock. The shares of new Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

We are currently authorized to issue up to 500,000,000 shares of Common Stock under our Certificate of Incorporation. The Reverse Stock Split will have no effect on the total number of shares of Common Stock we are authorized to issue under our Certificate of Incorporation. Therefore, upon effectiveness of a Reverse Stock Split, the number of shares of Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares. We may use the additional authorized and unissued shares of Common Stock resulting from a Reverse Stock Split to issue additional shares of Common Stock from time to time in equity financings, under our equity compensation plans or in connection with other matters. The Board currently has no plans, arrangements or understandings regarding the issuance of such additional authorized and unissued shares of Common Stock.

The Company does not have any issued or outstanding shares of preferred stock. A Reverse Stock Split will not impact the number of authorized shares of our preferred stock.

Effect on Outstanding Equity Awards

If a Reverse Stock Split is effected, the terms of equity awards granted under our Lottery.com 2021 Incentive Plan (the “Incentive Plan”), including the per share exercise price of options, the number of shares issuable under such options and the number of shares delivered upon the vesting and settlement of a restricted stock unit or a performance share unit, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants, will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effect on Warrants

If a Reverse Stock Split is implemented, the number of shares of Common Stock issuable upon the exercise of our outstanding warrants, will be reduced by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual warrants, on a per share basis, will be proportionally increased (i.e., the aggregate exercise price for all outstanding warrants will be unaffected, but following a Reverse Stock Split such exercise price will apply to a reduced number of shares).

Cash Payment in Lieu of Fractional Shares

No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split. If as a result of a Reverse Stock Split, a stockholder of record would otherwise hold a fractional share, the stockholder will receive a cash payment in lieu of the issuance of any such fractional share in an amount per share equal to the closing price per share on Nasdaq on the trading day immediately preceding the effective date of the Reverse Stock Split (as adjusted to give effect to the Reverse Stock Split), without interest. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to receive the cash payment therefore.

By approving the amendment to our Certificate of Incorporation effecting the Reverse Stock Split, stockholders will be approving the combination of any whole number of issued shares of our Common Stock between and including 10 and 40 shares into one share of Common Stock.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

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Accounting Matters

The par value of the shares of our Common Stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced proportionately on the effective date of a Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our Common Stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of Common Stock outstanding.

Possible Disadvantages of Reverse Stock Split

Even though the Board believes that the potential advantages of a Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a Reverse Stock Split:

●	The reduced number of outstanding shares of our Common Stock resulting from a Reverse Stock Split could adversely affect the liquidity of our Common Stock.

●	Based on the experience of certain other companies that have effected reverse stock splits, a Reverse Stock Split could result in a devaluation of our market capitalization and the trading price of our Common Stock, on an actual or an as-adjusted basis.

●	A Reverse Stock Split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our Common Stock. These odd lots may be more difficult to sell than shares of Common Stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from a Reverse Stock Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the Reverse Stock Split.

●	There can be no assurance that the market price per new share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of old shares of our Common Stock outstanding before a Reverse Stock Split. The effect of a Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. For example, based on the closing market price of our Common Stock on [●], 2025 of $[●] per share of Common Stock, if the stockholders approve this proposal and the Board selects and implements a Reverse Stock Split ratio of 1-for-[●], there can be no assurance that the post-split market price of our Common Stock would be $[●] per share or greater. Accordingly, the total market capitalization of our Common Stock after a proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our Common Stock following a Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

●	While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that a Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

●	If a Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. The market price of our Common Stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

●	The implementation of a Reverse Stock Split will effectively result in an increase in the authorized number of shares of Common Stock relative to the number of shares outstanding, which could, under certain circumstances, have anti-takeover implications by permitting issuances that would dilute the ownership of a person seeking to effect a hostile takeover or increase its percentage ownership. This Proposal 6 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt.

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Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve a Reverse Stock Split, that Reverse Stock Split would become effective at such time as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. Even if a Reverse Stock Split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the Reverse Stock Split. Upon the filing of the amendment, all the old Common Stock will be converted into new Common Stock as set forth in the amendment.

As soon as practicable after the effective time of a Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. If you hold shares of Common Stock in a book-entry form, your shares will be exchanged automatically into post-split shares without further action by you as soon as practicable after the effective time of a Reverse Stock Split.

Some stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of a Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our Common Stock for a statement of holding. When you submit your certificate representing the pre-split shares of our Common Stock, your post-split shares of our Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-Reverse Stock Split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of a Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “No Fractional Shares.”

Criteria to be Used for Decision to Apply the Reverse Stock Split

In the event that approval for a Reverse Stock Split is obtained, our Board will be authorized to proceed with Reverse Stock Splits as considered necessary. If an average closing share price of at least $1.00 over the 30 trading-day period ending prior to the Annual Meeting occurs, our Board may delay its decision to execute any Reverse Stock Split(s) indefinitely. In that case, if at any time during the 12-month period following the Annual Meeting the average closing share price falls below $1.00 over any 30 trading-day period and therefore fails to comply with the Bid Price Rule, then Reverse Stock Splits may be executed as a cure for this condition.

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No Appraisal Rights

Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to dissenter’s or appraisal rights with respect to our proposed amendment to our Certificate of Incorporation to effect a Reverse Stock Split and we will not independently provide our stockholders with any such right.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split that generally are expected to be applicable to U.S. Holders (as defined below) of our Common Stock who hold their common shares, both before and after any Reverse Stock Split, as capital assets within the meaning of Section 1221 of Internal Revenue Code of 1986, as amended (the “Code”) (generally property held for investment). This summary is based on provisions of the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of a Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of Reverse Stock Splits and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed below.

This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder. This discussion does not address the tax consequences which may apply to stockholders subject to special rules, such as financial institutions, insurance companies, tax-exempt organizations, dealers in securities, real estate investment trusts, regulated investment companies, stockholders who hold their pre-Reverse Stock Split shares through individual retirement or other tax-deferred accounts, stockholders who are not U.S. Holders (as defined below), stockholders who have a functional currency other than the U.S. dollar, partnerships, S corporations or other entities or arrangements classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our Common Stock through such entities), stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, conversion transaction or other integrated or risk reduction transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code or Section 1244 stock for purposes of Section 1244 of the Code, stockholders who acquired their Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, or stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation.

In addition, this summary does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as a Reverse Stock Split, whether or not they are in connection with a Reverse Stock Split; (b) any U.S. federal non-income tax consequences of a Reverse Stock Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of a Reverse Stock Split; (d) the application of the alternative minimum tax, the Medicare contribution tax on net investment income, or the special tax accounting rules under Section 451(b) of the Code, or (e) tax consequences to holders of options, warrants or similar rights to acquire our Common Stock. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our Common Stock that is any of the following:

●	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

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Tax Consequences of the Reverse Stock Split

A Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. In general, the U.S. federal income tax consequences of a Reverse Stock Split will vary depending upon whether a U.S. Holder receives cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for its pre-Reverse Stock Split shares of Common Stock. A U.S. Holder that receives solely a reduced number of shares of Common Stock generally will not recognize gain or loss in the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the reduced number of shares of Common Stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of Common Stock and such U.S. Holder’s holding period in the reduced number of shares will include the holding period in its pre-Reverse Stock Split shares of Common Stock exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of Common Stock were acquired at different times or at different prices.

No gain or loss will be recognized by Lottery.com as a result of a proposed Reverse Stock Split.

Cash in Lieu of Fractional Shares

A U.S. Holder that receives cash in lieu of a fractional share as a result of a Reverse Stock Split will be treated as having received the fractional shares pursuant to the Reverse Stock Split and then as having exchanged the fractional shares for cash in a redemption by Lottery.com, and generally should recognize gain or loss equal to the difference, if any, between the amount of cash received in lieu of fractional shares and the stockholder’s adjusted basis allocable to the fractional share interests. Such gain or loss will be a long-term capital gain or loss if the pre-Reverse Stock Split shares were held for more than one year. Long-term capital gains of individuals are generally subject to tax at reduced rates. There are limitations on the deductibility of capital losses under the Code. A U.S. Holder’s aggregate tax basis in the reduced number of shares of Common Stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of Common Stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash, and the holding period of the reduced number of shares of Common Stock received should include the holding period of the pre-Reverse Stock Split shares of Common Stock exchanged.

Information Reporting and Backup Withholding

A holder of shares of Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with a Reverse Stock Split. To avoid backup withholding, each holder of shares of Common Stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the Internal Revenue Service. Holders of shares of Common Stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.

The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our Common Stock should consult their own tax advisors as to the specific tax consequences of a Reverse Stock Split on them, including record retention and tax-reporting requirements, and the applicability and effect of any U.S. federal, state, local and non-U.S. tax laws.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the matter will be required to approve the amendment of our Certificate of Incorporation to effect Reverse Stock Splits of our Common Stock at a ratio in the range of one-for-[●] to one-for-[●], such ratio to be determined in the discretion of our Board.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS REVERSE STOCK SPLIT PROPOSAL

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PROPOSAL NO. 7
APPROVAL TO AMEND THE 2021 INCENTIVE PLAN

FIRST AMENDMENT TO THE
LOTTERY.COM 2021 INCENTIVE PLAN

This First Amendment (the “Amendment”) to the Lottery.com 2021 Incentive Plan (the “Plan”) is adopted by Lottery.com Inc. (the “Company”), effective as of the date approved by the Company’s stockholders (the “Effective Date”).

RECITALS

WHEREAS, the Company previously adopted the Plan to provide equity-based incentives to eligible service providers;

WHEREAS, Section 13 of the Plan authorizes the Board of Directors of the Company (the “Board”) to amend the Plan, subject to stockholder approval when required by applicable law or stock exchange rules;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to amend the Plan to increase the total number of shares of the Company’s common stock reserved for issuance under the Plan; and

WHEREAS, the Company’s stockholders have approved this Amendment.

AMENDMENT

1.	Share Reserve. Section 5(b)(i) of the Plan is hereby amended and restated in its entirety as follows:

2.	“(i) the Committee is authorized to deliver under the Plan an aggregate of 3,750,000 shares of Common Stock; provided, that the total number of shares of Common Stock that will be reserved, and that may be issued, under the Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2021, by a number of shares of Common Stock equal to five percent (5%) of the total outstanding shares of Common Stock on the last day of the prior calendar year, and”

3.

Reverse Split Adjustment.

The share reserve of 3,750,000 shares set forth in this Amendment is stated on a post-reverse-split basis and reflects the cumulative effect of all reverse stock splits previously effected by the Company, including without limitation the Company’s 20-for-1 and 10-for-1 reverse stock splits. Accordingly, the share reserve established by this Amendment shall not be adjusted upward to reflect pre-split share amounts and shall constitute the full and final post-split share limit for the Plan, subject only to the adjustment provisions set forth in Section 5 of the Plan.

Continuing Effect. Except as amended hereby, the Plan shall remain in full force and effect.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS INCENTIVE PLAN AMENDMENT PROPOSAL

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PROPOSAL NO. 8
APPROVAL, ON AN ADVISORY BASIS, TO ADJOURN ANNUAL MEETING
TO SOLICIT ADDITIONAL PROXIES FOR PROPOSALS NO. 1 and 4-7

If, at the Annual Meeting, the number of shares of Common Stock present in person, by remote communication, or represented by proxy and voting in favor of Proposals 1 and 4-7 is insufficient to approve such proposals, the Company believes it is advisable that the Company should be authorized to move to adjourn the Annual Meeting in order to enable the Board to solicit additional proxies for the approval of Proposals 1 and 4-7. If we determine that this is necessary, we will ask our stockholders to vote only on Proposal 2, Proposal 3 and Proposal 8 and not on Proposals 1 and 4-7. We do not intend to call a vote on this Proposal 8 if Proposals 1 and 4-7 are approved by the requisite number of shares of our Common Stock at the Annual Meeting.

If our stockholders approve this Proposal 8 to adjourn the Annual Meeting, we could adjourn the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of this Proposal 8 could mean that, even if we had received proxies representing a sufficient number of votes “AGAINST” Proposals 1 and 4-7 to defeat such proposals, we could adjourn the Annual Meeting without a vote on the Proposals and seek to convince the holders of those shares to change their votes to votes in favor of Proposals 1 and 4-7 .

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the matter will be required to approve this Adjournment Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current executive officers as of December [●], 2025.

Name	Age	Position
Robert J. Stubblefield	62	[Interim] Chief Executive Officer, Chief Financial Officer
Gregory Potts	55	Chief Operating Officer

Robert J. Stubblefield has served as Chief Financial Officer since July 2023 and was appointed Interim Chief Executive Officer in December 2025. Prior to joining Lottery.com, Mr. Stubblefield served as the chief financial officer of DeMeta, Inc. from January 2022 and of Regnum Corp. from March 2020. Mr. Stubblefield was the Chief Financial Officer of Wookey Project Corp. and Wookey Search Technologies Corporation from March 2020 to December 2021. Further, Mr. Stubblefield served as a contract Chief Financial Officer of Sherpa Digital Media, Inc. from February 2019 to December 2021 and helped complete a successful exit. Prior to this role, from October 2017 to December 2019, Mr. Stubblefield served as a consulting chief financial officer for various start-ups and growth companies in the San Francisco Bay Area and has experience in senior level finance, accounting, and operations roles in public companies. He has held a CPA License from the state of California since the late 1980’s.

Mr. Stubblefield received a Bachelor of Science degree in Business Administration with a focus in Accounting from California State University East Bay in 1987.

Gregory Potts has more than 25 years of strategic growth and marketing experience, including the successful implementation of growth strategies for consumer brands and their channel affiliates. Prior to being appointed as COO, he most recently served as Global Vice President of Affiliate Success at Lottery.com. He has served in leadership roles for several organizations ranging from SMEs to multi-billion corporations. His successful career covers a diverse set of industries including consumer and B2B technology; syndicated data; and not-for-profit development. He currently is a trustee of WinTogether.org and sits on the board of Medios Electrónicos Y De Comunicación, S.A.P.I. de CV and serves as President of the American Advertising Federation Lexington chapter.

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EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for the executive officers of Lottery.com who were “named executive officers,” or NEOs for fiscal 2024. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the existing and currently planned programs summarized or referred to in this discussion.

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which, in general, require compensation disclosure for our principal executive officer and its two other most highly compensated executive officers, referred to herein as our NEOs.

Introduction

The primary objectives of our executive compensation programs are to attract and retain talented executives to effectively manage and lead our

Company. Our NEOs for fiscal 2024 were:

●	Matthew McGahan CEO and former CEO Mark Gustavson [February 01 2023 to July 20 2023]

●	Our executive officers, Gregory Potts, COO and Robert Stubblefield, CFO

Summary Compensation Table

The following table provides summary information concerning compensation of our named executive officers for services rendered to us during the years noted.

Name and Principal Position	Year	Salary(1) ($)	Bonus(3) ($)	Stock Awards(2) ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(5) ($)	Total ($)
Matthew McGahan, CEO	2023	262,302	131,923	—	(4)	—			394,225
	2024	550,000	275,000	385,000		195,000	-	-	1,405,000
Mark Gustavson, Former CEO	2023	140,770	—	—		—	—	—	140,770
Robert Stubblefield, CFO	2023	127,678	31,995	72,750					232,423
	2024	302,500	75,625	133,000		146,250	-	-	657,375
Gregory Potts, COO	2023	204,680	4,170	72,750					281,600
	2024	250,000	55,000	35,000		48,750	-	-	388,750

(1)	Amounts reflect the pro-rated portion of the NEO’s base salary earned during the fiscal year presented based on time in the role.

(2)	USD value of stock awards. Amount represents the aggregate grant date fair value of common stock share awards made to the named executive officer computed in accordance with Financial Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“Topic 718”). As required by SEC rules, awards are reported in the year of grant. For more information, see “Narrative Disclosure to Summary Compensation Table — Supplemental Table” below.

(3)	Refers to any annual bonus, each of which is subject to the approval of the Compensation Committee of the Board.

(4)	125,000 S-8 shares were reserved for later issuance and were issued on ??? date issued.

(5)	The Company is investigating any potential U.S. tax consequences as the result of Company employees or directors residing for extended periods of time at the Company’s Boca Raton, Florida, campus while conducting business. As appropriate, individual tax assessments are being determined and will be applied according to U.S. tax law

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Narrative Disclosure to Summary Compensation Table

Equity Awards

On October 10, 2023, the Board approved the “2023 Employees Directors and Consultants Stock Issuance and Option Plan” (the “Plan”) in order for the Company to be able to attract and retain key personnel and to provide a means whereby certain directors, officers, employees, consultants and advisors of the Company can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

As a result of the Board’s approval of the Plan, S-8 common stock was awarded to: Robert Stubblefield, CFO, received 25,000 shares of common stock and Gregory Potts, COO, received 25,000 shares of common stock.

Cash Compensation

Base Salary

Base salaries are generally set at levels deemed necessary to attract and retain our executives. We provide each named executive officer with a base salary for the services that the executive officer performs for us. This compensation component constitutes a stable element of compensation while other compensation elements may be variable. Base salaries are generally reviewed annually and may be increased based on any number of factors at the discretion of the Compensation Committee, including the individual performance of the named executive officer, company performance, any change in the executive’s position within our business, the scope of their responsibilities and market data. For fiscal 2024, the amounts earned by our named executive officers are shown in the Summary Compensation Table above.

Bonuses

In addition to base salaries, the named executive officers may receive discretionary annual bonuses, guaranteed and/or retention bonuses in the discretion of the Compensation Committee

Retirement Benefits, and Termination and Change in Control Provisions at December 31, 2024 and 2023

There were no pension or retirement benefits pursuant to any existing plan provided or contributed to by the Company or any of its subsidiaries. In addition, there were no termination and change in control provisions in effect for our NEOs.

Outstanding Equity Awards at December 31, 2024

Of our executive officers, Matthew McGahan, former CEO, Robert Stubblefield, CFO and Gregory Potts, COO, each received equity awards in 2024. Matthew McGahan, CEO, received a 125,000 share common stock grant, Robert Stubblefield, CFO, received 25,000 shares of common stock and Gregory Potts, COO, received 25,000 shares of common stock.

DIRECTOR COMPENSATION

On July 14, 2023, our Board approved a Non-Employee Director Compensation program providing for a cash fee of $6,000 USD per month per director ($72,000 USD per year). Such plan is a continuation of the Non-Employee Director Compensation program that was established and approved by the previous Board of Directors. Total cash fees paid to our directors under this program during fiscal 2024 were $60,000 USD.

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The following table sets forth the total compensation earned by each of our directors for their service on the Board during fiscal 2024:

Name(1)	Directors Fees Earned ($)(8)	Stock Awards ($)	Total ($)(9)
Matthew McGahan (2)	72,000	-0-	72,000
Barney Battles (3)	100,000	-0-	100,000
Christopher Gooding (4)	137,000	-0-	137,000
Paul S. Jordan (5)	137,000	-0-	137,000
Tamer T. Hassan (6)	137,000	-0-	137,000
Warren Macal (7)	177,371	-0-	177,371

(1)	Represents all directors who served on our Board during fiscal 2024. Amounts accrued per director may include an $85,000 USD initial fee earned after 3 months of service, which is to be paid in stock. During 2024 this fee was only earned by Mr. Macal.

(2)	Mr. McGahan was appointed to our Board on October 19, 2022, and served as a non-employee director until his initial appointment as Interim CEO, on July 20, 2023. During said time, compensation for Mr. McGahan was accrued for his service on the Board during fiscal 2023 and 2024 at the rate of $6,000 per month as for any other director. No stock was awarded to him pertaining to his role as a non-employee director, stock was only granted in relation to his role as CEO of the Company.

(3)	Mr. Battles was appointed to our Board on November 3, 2022. Compensation for Mr. Battles was accrued for his service on the Board during fiscal 2023 and 2024 (until his resignation and retirement effective June 30, 2024) at the rate of $6,000 per month. Mr. Battles received an additional $31,500 in compensation in appreciation for his service as a director as approved by the Board.

(4)	Mr. Gooding was appointed to our Board on August 10, 2023 and compensation for his service has been accrued at the rate of $6,000 per month on a pro-rated basis during 2023 and throughout 2024.

(5)	Mr. Jordan was appointed to our Board on July 20, 2023 and compensation for his service has been accrued at the rate of $6,000 per month on a pro-rated basis during 2023 and throughout 2024.

(6)	Mr. Hassan was appointed to our Board on July 20, 2023 and compensation for his service has been accrued at the rate of $6,000 per month on a pro-rated basis during 2023 and throughout 2024.

(7)	Mr. Macal was appointed to our Board on April 29, 2024 and compensation for his service has been accrued at the rate of $6,000 per month on a pro-rated basis during 2024. Mr. Macal was also eligible for the initial director fee in the amount of $85,000.

(8)	Of the aggregate total accrued for our Board during 2024 and 2023, of the “Director’s Fee Earned”, only $15,000 of the accrual was paid in cash on February 16, 2024 and only $60,000 of the accrual was paid in cash on December 18, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information with respect to the beneficial ownership of our common stock as of December [●], 2024, the Record Date, for:

●	each person known to us to own beneficially 5% or more of our outstanding common stock;

●	each of our directors or director nominees;

●	each of our NEOs; and

●	all of our directors and executive officers as a group.

As of the Record Date there were [●] shares of our Common Stock outstanding. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them:

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

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NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(3)	PERCENT OF COMMON STOCK OUTSTANDING
DIRECTORS, NAMED EXECUTIVE OFFICERS AND 5% STOCKHOLDERS
Matthew McGahan(1)	[●]	[●]	%
Paul S. Jordan(1)	[●]	[●]	%
Christopher Gooding(1)	[●]	[●]	%
Tamer T. Hassan(1)	[●]	[●]	%
Warren Macal(1)	[●]	[●]	%
Robert J. Stubblefield(1)	[●]	[●]	%
Gregory Potts(1)	[●]	[●]	%
United Capital Investment London Ltd(2)	[●]	[●]	%
DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (SEVEN PERSONS)	[●]	[●]	%

(1)	The business address of each of these stockholders is c/o Lottery.com Inc., 5049 Edwards Ranch Rd., 4th Floor, Fort Worth, TX 76109.
(2)	The business address for this stockholder is Unit Ss Stratford Road, Shirley, Solihull, England, B90 4AA
(3)	Share counts as of [●], 2025. Total issued and outstanding shares is [●]

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into transactions with related parties. The Company regularly reviews these transactions; however, the Company’s results of operations may have been different if these transactions were conducted with nonrelated parties.

Christopher Gooding, appointed as a director of the Company on August 10, 2023, is an attorney licensed in the United Kingdom. He previously provided limited consulting services to the Company’s outside general counsel on select U.K. legal matters that could potentially impact the Company. These consulting services began in February 2024, and Mr. Gooding was compensated separately from his director compensation, receiving a total of $264,000 in 2024. To maintain his independence as a director, Mr. Gooding ceased providing consulting services to the Company’s outside general counsel as of June 30, 2025. Consequently, his compensation for consulting services during the three months ended September 30, 2025, was $0. Other than matters where Mr. Gooding is a named defendant alongside the Company, he provides opinions on all Board matters solely in his capacity as an independent director, without additional compensation from the Company or its outside general counsel.

During the quarter ended September 30, 2024, the Company entered into a borrowing arrangement with Robert Stubblefield, the Company’s Chief Financial Officer, to provide funding for certain operating expenses of the Company. At September 30, 2024 the Loan amount was $57,682. Additional amounts were provided by Mr. Stubblefield during the quarter ended December 31, 2024. The loan amount at year end was $67,941. The Loan was issued at zero percent interest. In February of 2025, the Company granted shares of common stock which repaid the loan in full.

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OTHER MATTERS

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders will vote your shares in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.

OTHER INFORMATION

Householding of Proxies

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement or a single notice of internet availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. While the Company does not household, a number of brokerage firms with account holders have instituted householding. Once a stockholder has consented or receives notice from their broker that the broker will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes their consent. If your Notice of Internet Availability of Proxy Materials or your annual report and proxy statement, as applicable, have been househeld and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker. You can also request and we will promptly deliver a separate copy of the Notice of Internet Availability or the Proxy Materials by writing to: 5049 Edwards Ranch Rd., 4th Floor, Fort Worth, TX 76109, by email to: compliance@lottery.com, or by telephone at: (737) 309-4500.

Additional Filings

The Company’s reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the SEC’s website, https://www.sec.gov, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

You may request a copy of our SEC filings, as well as the foregoing corporate documents, at no cost to you, to the Company by writing to: 5049 Edwards Ranch Rd., 4th Floor, Fort Worth, TX 76109, by emailing: compliance@lottery.com, or by calling: (737) 787-3798.

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Stockholder Proposals for 2025 Annual Meeting of Stockholders

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of Stockholders or nominate persons for election to the Board. Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement (the “2025 Proxy Statement”) for the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). To be eligible for inclusion in the 2025 Proxy Statement, any such stockholder proposals must be submitted in writing to the Compliance Manager of the Company no later than [●], [●], 2025, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the 2025 Proxy Statement.

Alternatively, stockholders seeking to present a stockholder proposal or nomination at the 2025 Annual Meeting, without having it included in the 2025 Proxy Statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Compliance Manager at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the closing of business on the 120th day prior to the first anniversary of the 2024 Annual Meeting. For the 2025 Annual Meeting, this means that any such proposal or nomination must be submitted no earlier than [●], [●], 2024 and no later than [●], [●], 2024. Notwithstanding the foregoing, if the date of the 2025 Annual Meeting is more than 30 days before or more than 60 days after the first anniversary of the 2024 Annual Meeting, to be timely, a stockholder’s notice must be received by the Compliance Manager at the principal executive offices of the Company not later than the later of the close of business on the 90th day prior to the 2025 Annual Meeting, or the close of business on the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company.

In order for stockholders to give timely notice of director nominations at our 2025 Annual Meeting for inclusion on a universal proxy card under Rule 14a-19 of the Exchange Act (“Rule 14a-19”), notice must be submitted by the same deadline as disclosed above under the advance notice procedures set forth in our Bylaws and must also include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) of the Exchange Act.

Notices of any proposals or nominations for the Company’s 2025 Annual Meeting of Stockholders should be sent to Lottery.com Inc., Attention: Compliance Manager, 5049 Edwards Ranch Rd., 4th Floor, Fort Worth, TX 76109, or by email at compliance@lottery.com.

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Appendix A

CERTIFICATE OF AMENDMENT
TO third AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LOTTERY.COM INC.

[_________], 2025

Lottery.com Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.	That the Board of Directors of the Corporation (the “Board”) has duly adopted resolutions (a) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment (the “Certificate of Amendment”) to the Second Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) setting forth the proposed amendment to the Certificate of Incorporation and (b) declaring the Certificate of Amendment to be advisable and in the best interests of the Corporation and its stockholders in accordance with Section 242 of the DGCL.

2.	That upon the effectiveness of this Certificate of Amendment, the Certificate of Incorporation is hereby amended as follows:

Article IV, Section 1 of the Certificate of Incorporation of the Corporation is amended and restated in its entirety to read as follows:

“The total number of shares of all classes of stock that the Corporation shall have authority to issue is 501,000,000, which shall be divided into two classes as follows:

500,000,000 shares of common stock, par value $0.001 per share (“Common Stock”); and

1,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware, (i) every [___________] shares of the Corporation’s Common Stock, either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any further action on the part of the Corporation or the respective holder thereof, be combined into one validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”); provided, however, that no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the Nasdaq Stock Market LLC as of the date of the Effective Time, by (b) the fraction of one share owned by the stockholder.

3.	Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval and was duly adopted and approved in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

4.	That except as amended hereby, the provisions of the Corporation’s Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment shall be effective as of [__________], 2025 at [__________] [a.m./p.m.].

[Signature Page Follows]

IN WITNESS WHEREOF, Lottery.com Inc. has caused this Certificate of Amendment to be duly executed and acknowledged in its name and on behalf by an authorized officer of the date first set forth above.

LOTTERY.COM INC.

By:
Name:	Robert J. Stubblefield
Title:	[Interim] Chief Executive Officer